UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

BIRCHTECH CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIRCHTECH CORP.

1810 Jester Drive

Corsicana, Texas 75109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2024

To the Stockholders of Birchtech Corp.:

The annual meeting of stockholders (the “Annual Meeting”) of Birchtech Corp., formerly Midwest Energy Emissions Corp. (the “Company”), will be held exclusively online via the Internet on Monday, December 30, 2024, at 10:00 a.m. Eastern Time. The purposes of the meeting are:

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To elect five director nominees listed in the accompanying Proxy Statement, to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal (Proposal 1);

2.	To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2);

3.	To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);

4.

To approve a proposal to authorize our board of directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our certificate of incorporation, as amended to the date of this proxy statement (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock, par value $0.001 per share, at a ratio to be determined by the Board, ranging from one-for-two to one-for-five (the “Reverse Split”), with the Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2025, when the authority granted in this proposal to implement the Reverse Split would terminate (Proposal 4);

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on November 13, 2024 as the record date (the “Record Date”) for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/BCHT2024. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting by visiting the aforementioned website.

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

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This Notice and Proxy Statement are dated November 27, 2024 and are first being mailed to shareholders on or about November 27, 2024. Please note that this Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 are also available at http://www.birchtech.com.

BY ORDER OF THE BOARD OF DIRECTORS,

CHRISTOPHER GREENBERG Chairman of the Board
Corsicana, Texas Dated: November 27, 2024

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BIRCHTECH CORP.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on December 30, 2024

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BIRCHTECH CORP.

1810 Jester Drive

Corsicana, Texas 75109

(614) 505-6115

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Birchtech Corp., formerly Midwest Energy Emissions Corp. (“we,” “us,” the “Company,” or “Birchtech”), which will be held on Monday, December 30, 2024, at 10:00 a.m. Eastern Time virtually via the Internet at www.virtualshareholdermeeting.com/BCHT2024.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically, and submit your questions to management during the Annual Meeting. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.

In addition to receiving printed copies, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) are also available to stockholders at http://www.me2cenvironmental.com.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•	Proposal 1: To elect five director nominees listed in this Proxy Statement, to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal;

•	Proposal 2: To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2024;

•	Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers; and

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Proposal 4: To approve a proposal to authorize our board of directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our certificate of incorporation, as amended to the date of this proxy statement (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock, par value $0.001 per share, at a ratio to be determined by the Board, ranging from one-for-two to one-for-five (the “Reverse Split”), with the Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2025, when the authority granted in this proposal to implement the Reverse Split would terminate.

Our “named executive officers” in this Proxy Statement, as determined under applicable SEC rules for smaller reporting companies like the Company, are: Richard MacPherson, our President and Chief Executive Officer; John Pavlish, our Senior Vice President; and James Trettel, our Executive Vice President of Operations.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 2 for important information about the proxy materials, voting and the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of Birchtech common stock as of November 13, 2024, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/BCHT2024. To enter the Annual Meeting, you will need the password included in your Notice or your proxy card. Additional instructions on how to attend and participate online are posted at www.virtualshareholdermeeting.com/BCHT2024.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 96,178,153 shares of our common stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 1810 Jester Drive, Corsicana, Texas 75109, between the hours of 9:00 a.m. and 5:00 p.m. local time. In addition, during the Annual Meeting that list of stockholders will be available for examination at www.virtualshareholdermeeting.com/BCHT2024.

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a stockholder of record. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

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You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on December 29, 2024.

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You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 29, 2024, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Annual Meeting.

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You may vote by telephone. The toll-free telephone number is 1-800-690-6903. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 29, 2024. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Richard MacPherson, our President and Chief Executive Officer, and Christopher Greenberg, our Chairman of the Board, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

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If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

•	You may deliver a written notice that you are revoking your proxy to the Secretary of Birchtech at 1810 Jester Drive, Corsicana, Texas 75109; or

•	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

Under our bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 96,178,153 shares of common stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 48,089,077 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•	Proposal 1: To elect five director nominees listed in this Proxy Statement, to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal;
•	Proposal 2: To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2024;
•	Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers; and
•

Proposal 4: To approve a proposal to authorize our Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding common stock, par value $0.001 per share, at a ratio to be determined by the Board, ranging from one-for-two to one-for-five (the “Reverse Split”), with the Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2025, when the authority granted in this proposal to implement the Reverse Split would terminate.

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No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers, banks, or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. We believe Proposals 2 and 4 are routine matter in this Proxy Statement. Therefore, we believe your broker will have the discretion to vote your shares on Proposals 2 and 4 but will not have discretion to vote your shares on Proposals 1 and 3. We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Annual Meeting.

What is the voting requirement to approve each of the proposals?

Proposal 1: Election of directors. The five nominees receiving the highest number of votes will be elected as directors.

Proposal 2: To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2024. The affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to be voted on the proposal at the Annual Meeting.

Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers. The affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to be voted on the proposal at the Annual Meeting.

Proposal 4: Approval of the reverse stock split of our common stock. The approval of Proposal 4 requires that the votes cast for the proposal exceed the votes cast against the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee, and FOR Proposals 2, 3 and 4.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•	Proposal 1: FOR the election of each nominee for director;
•	Proposal 2: FOR the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the year ending December 31, 2024;
•	Proposal 3: FOR the approval, on an advisory basis, the compensation of our named executive officers; and
•	Proposal 4: FOR the approval of the reverse stock split of our common stock.

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Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

How do I attend the virtual Annual Meeting?

We are hosting the Annual Meeting exclusively online at www.virtualshareholdermeeting.com/BCHT2024. The Notice includes instructions on how to participate in the Annual Meeting and how to vote your shares of our capital stock by attending the virtual Annual Meeting via the Internet. You will need to enter you will need the password included in your Notice or your proxy card to enter the Annual Meeting via the online web portal. By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically, and submit your questions to management during the Annual Meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find Birchtech’s proxy materials on the Internet?

This Proxy Statement is available at our corporate website at http://www.birchtech.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement is available on our investor relations website located at http://www.birchtech.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Annual Meetings and will give you an automatic link to the proxy voting site.

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PROPOSAL 1: ELECTION OF DIRECTORS

General

The Board is currently composed of four directors.  Our current directors are Richard MacPherson, Christopher Greenberg, David M. Kaye and Troy Grant.  There are no family relationships among any of our directors or executive officers.

Nominees for Election as Directors at the Annual Meeting

This year’s nominees for election to the Board as directors, each to hold office until their successors have been elected and qualified or until the earlier of their resignation or removal, are Richard MacPherson, Christopher Greenberg, David M. Kaye, Troy Grant and Mitzi H. Coogler. Other than Mitzi H. Coogler, each of the nominees is currently a member of our Board.  Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Positions and Offices Held with the Company	Director Since
Richard MacPherson	69	President, Chief Executive Officer, Secretary, Director	2011
Christopher Greenberg	58	Chairman of the Board, Director	2013
David M. Kaye	70	Director	2019
Troy Grant	51	Director	2023
Mitzi H. Coogler	54	None	-

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. The five nominees receiving the highest number of affirmative votes will be elected as directors.

You may vote “for” all of the nominees or “withhold” authority to vote for one or all of the nominees.  Shares represented by all proxies received by the Board and not marked so as to withhold authority to vote for any individual nominee will be voted “for” the election of the nominees named above.  If you select “withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the Company’s Majority Voting Policy as described under “Corporate Governance” below.  In order not to be subject to the application of our Majority Voting Policy, each director must receive more “for” votes than “withhold” votes.

The Board unanimously recommends that you vote FOR the election of Richard MacPherson, Christopher Greenberg, David M. Kaye, Troy Grant and Mitzi H. Coogler to the Board.

Below is additional information about each of the nominees as of the date of this Proxy Statement, including business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that caused our Board to determine that such person should continue to serve as one of our directors.

Richard MacPherson has been a Director of the Company since June 2011, has served as President and Chief Executive Officer of the Company since March 2015 and was appointed as Secretary of the Company in June 2023.  Mr. MacPherson is the founder of MES, Inc. (current subsidiary and operating company of the Company) and had been its Chief Executive Officer from 2008 until 2011. From 2011 to March 2015, Mr. MacPherson served as Vice President of Business Development of the Company. Since 2008, Mr. MacPherson has worked with industry leading scientists and engineers to bring the Company’s technology from the R&D phase, through multiple product development stages, to the final commercialization phase, acting as the lead on all required initiatives and activities. He has been a senior-level executive in the services industry for over 25 years. Mr. MacPherson brings extensive start-up and business development knowledge, applied and proven through his corporate experience throughout the United States and Canada. He has worked in multiple industries, such as electric utilities, communications, and marketing, as well as in several entrepreneurial ventures in the communications, hospitality, geological, and real estate development industries.  We believe that Mr. MacPherson’s deep experience in business and strong leadership skills, coupled with being the founder of our operating subsidiary and his extensive knowledge of our technology, qualifies him to serve on our board.

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Christopher Greenberg has been a director of the Company since June 2013 and Chairman of the Board since December 2014. Beginning in 1997, Mr. Greenberg and his wife co-owned multiple Express Employment Professionals franchises. Express Employment Professionals is a staffing agency that provides full time and temporary job placement, human resources services and consulting. In 2003, Mr. Greenberg and his wife co-founded Global Safety Network, which grew into a leading, national provider of workforce risk management solutions. Mr. Greenberg served as its Chief Executive Officer from 2003 to May 2021. In 2015, Mr. Greenberg and his wife also co-founded Greenberg Enterprises, which provides business management and consulting services. Global Safety Network was sold in June 2022 and their final Express Employment Professionals franchise was sold in January 2023. These recent business sales have enabled Mr. Greenberg to devote additional time towards the growth of Greenberg Enterprises and its related entities. As an entrepreneur and operating Executive, Mr. Greenberg has demonstrated his ability to lead diverse professional teams to higher levels of achievement in a variety of highly competitive industries, cutting-edge markets, and fast-paced environments. He has strong business and technical qualifications with a track record of more than 30 years of hands-on experience in strategic planning, business development, project management, mergers and acquisitions, and partnerships. We believe that Mr. Greenberg’s deep experience in business, along his strong entrepreneurial and executive management background, qualifies him to serve on our board.

David M. Kaye has been a director of the Company since June 2019 and acted as Secretary from December 2019 to June 2023. Mr. Kaye is an attorney and has been a partner in the law firm of Kaye Cooper Kay & Rosenberg, LLP, located in Roseland, New Jersey, since the firm’s inception in February 1996. Since 1980, Mr. Kaye has been a practicing attorney in the New York City metropolitan area specializing in business, corporate, and securities matters. From March 2006 to June 2011, Mr. Kaye was a director of China Youth Media, Inc., resigning from such position effective with the merger between the Company with MES, Inc. which was completed in June 2011. From December 2000 to October 2009, Mr. Kaye also served on the Board of Directors of Dionics, Inc. Mr. Kaye received his B.A. from George Washington University (1976) and his J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University (1979). We believe that Mr. Kaye’s deep experience in business and transactional matters and working with public companies qualifies him to serve on our board.

Troy Grant has been a director of the Company since May 2023. Mr. Grant, a graduate from St. Francis Xavier University with a Bachelor of Commerce degree, has extensive experience in investment financing, predominantly focusing on raising significant funding across global platforms and management of strategic operations. For the past 10 years, his career has been dedicated to his role as Chief Executive Officer (CEO) with Elcora Advanced Materials Corp. (TSXV: ERA). Elcora was founded in 2011 and has been successfully structured as a vertically integrated battery material company with mining assets in Sri Lanka and Morocco. As CEO, in addition to responsibility for the overall strategic operations, including exploration, business development and implementation of the company vision, Mr. Grant works diligently to raise equity and advance assets. Mr. Grant also currently serves as a director and member of the Audit Committee of several publicly listed companies, including Elcora Advanced Materials Corp., i3 Interactive Inc. (CSE: BETS), Auxly Cannabis Group Inc. (TSX: XLY), and Cleantech Power Corp. (formerly, Alkaline Fuel Cell Power Corp.) (NEO: PWWR). We believe Mr. Grant’s deep public company experience in Canada and his strong background in business and investment financing qualifies him to serve on our board.

Mitzi H. Coogler, director nominee, is a certified public accountant and has maintained an accounting practice since 2014 in Northport, Alabama specializing in management support and guidance for closely held businesses. Since November 2023, she has been Chief Financial Officer of JT Harrison Construction Co., Inc., located in Northport, Alabama, which provides design, general contracting and construction management services. From November 2017 to December 2021, she served as Chief Executive Officer and a member of the Board of Directors of Southeast Cancer Network, Inc., located in Tuscaloosa, Alabama. From February 2018 to July 2022, she also served as Chief Financial Officer of closely held businesses wholly or majority owned by Dr. Scott Drummond (deceased). From January 2005 to January 2014, she was a shareholder/employee of Echols, Coogler & Associates, P.C., an accounting firm, located in Tuscaloosa, Alabama. Ms. Coogler received her B.S. in accounting from University of Alabama in 1993. We believe Ms. Coogler’s extensive financial, accounting and transactional experience qualifies her to serve on our board.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors has a stewardship responsibility to supervise the management of and oversee the conduct of the business of the Company, provide leadership and direction to management, evaluate management, set policies appropriate for the business of the Company and approve corporate strategies and goals. The day-to-day management of the business and affairs of the Company is delegated by the Board of Directors to the executive officers of the Company. The Board of Directors gives direction and guidance through the CEO to management and keeps management informed of its evaluation of the executive officers in achieving and complying with goals and policies established by the Board of Directors.

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The Board of Directors exercises its independent supervision over management by its policies that (a) periodic meetings of the Board of Directors be held to obtain an update on significant corporate activities and plans; and (b) all material transactions of the Company are subject to prior approval of the Board of Directors. To facilitate open and candid discussion among its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company.

Composition of Our Board of Directors

Our Board currently consists of four members. There are no contractual obligations regarding the election of our directors. We do not currently have a standing nominating committee and the functions of identifying, evaluating, and selecting candidates for the Board are performed by the Board as a whole. The Board will, from time to time, assesses potential candidates to fill perceived needs on the Board based on required skills, expertise, independence and other factors. In considering whether to nominate any particular candidate for election to the Board, the Board uses various criteria to evaluate each candidate, including the candidate’s ability to further the interest of the stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences, and expertise relevant to our growth strategy. The Board does not set specific minimum qualifications or assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

Majority Voting Policy

The Board has adopted a Majority Voting Policy. In an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” (i.e., the nominee is not elected by at least a majority (50% +1) of the votes cast with respect to his/her election) is required to tender his/her resignation to the Board promptly following the stockholders meeting. The directors will consider the offer of resignation and, except in exceptional circumstances, will recommend that the Board accept the resignation. The Board will make its decision within 90 days following the stockholders meeting and announce it in a press release, including the reasons for rejecting the resignation, if applicable. The nominee will not participate in any deliberations on the resignation offer. The policy does not apply in circumstances involving contested director elections.

Director Independence

The Board currently consists of four members, three of whom are viewed as being independent within the meaning of Canadian National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”). For this purpose, a director is independent if he or she has no direct or indirect “material relationship” with the Company, as defined in NI 58-101. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment. An individual who has been an employee or executive officer of the Company within the last three years is considered to have a material relationship with the Company. Christopher Greenberg, David M. Kaye and Troy Grant are independent for the purposes of NI 58-101. Richard MacPherson is not independent for the purposes of NI 58-101 as he is also an executive officer of the Company.

Audit Committee

The Audit Committee is comprised of Christopher Greenberg, David M. Kaye, and Troy Grant. The Audit Committee’s charter requires that such committee shall consist of no fewer than three directors. Each member of the Audit Committee shall be an independent director of the Company if required to satisfy the independence requirements of any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. If the Company’s securities are listed on the TSX, a majority of the members of the Audit Committee must be individuals who are not officers, employees, or control persons of the Company, or any of its associates or affiliates. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, our internal control and disclosure control system, and the audits of our financial statements. In this regard, the Audit Committee shall approve our retention of independent auditors and pre-approve any audit or non-audit services performed by them. It shall review with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also shall review with the independent accountants and with management the results of audits and various other financial and accounting matters affecting us.

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Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, of any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board, at least one member of the Audit Committee shall be a “financial expert”, as defined by applicable rules of the Securities and Exchange Commission and such securities exchange or market on which the Company’s securities are traded.

The full text of our audit committee charter is posted on the investor relations portion of our website at http://www.birchtech.com. We do not incorporate the information contained on, or accessible through, our corporate website into this proxy statement, and you should not consider it a part of this proxy statement.

Other Committees

The Board of Directors has no committees at the present time other than the Audit Committee.

Board Meetings and Attendance

The Board held five formal meetings in 2023. In addition, the Board took action by unanimous written consent and met informally on other occasions during such period. Each current member of the Board, who was then serving, attended 100% of the meetings held during 2023.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholders meetings. Each of our directors attended our annual stockholders meeting in 2023.

Separation of CEO and Chairman Roles

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes it is in the best interest of the Company and our stockholders to make that determination based on the position and direction of the Company and the membership of the Board. At this time, the Board has determined that separating the role of Chairman from the role of CEO is in the best interest of the Company and our stockholders. This structure permits our President and CEO to devote more time to focus on the strategic direction and management of our day-to-day operations.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The full Board, or the committees, if any, appointed by the Board, shall regularly review enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks, and other risk management functions.

Ethical Business Conduct

Directors of Delaware corporations are subject to the fiduciary duties of care and loyalty which includes the subsidiary duties of good faith, oversight and disclosure. The Board of Directors has found that the fiduciary duties placed on individual directors by applicable laws and legal requirements have helped to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

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In addition, the Board of Directors has adopted a written code of ethics and business conduct (the “Code of Conduct”), which outlines a set of ethical standards by which each director, officer and employee of the Company should conduct his or her business. The objective of the Code of Conduct is to provide guidelines for maintaining our commitment to honesty, integrity, and ethical behavior. The Code of Conduct addresses conflicts of interest, protection of our assets, confidentiality, fair dealing with customers, suppliers, competitors and employees, insider trading, compliance with laws, and reporting any illegal or unethical behavior. As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential, or the appearance of conflicts of interest. Our Board of Directors will have ultimate responsibility for the stewardship of and monitoring compliance with the Code of Conduct. Directors, officers, and employees may be required periodically to review the Code of Conduct and acknowledge in writing their understanding of and compliance with the Code. Our Code of Business Conduct and Ethics reflects the foregoing principles. A copy of the Code of Conduct is available free of charge to any person on written or telephone request to Birchtech Corp., 1810 Jester Drive, Corsicana, Texas 75109 or (614) 505-6115.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the code of ethics and business conduct applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website http://www.birchtech.com.

Financial Experts

The Board of Directors has not appointed any directors as “audit committee financial experts” as defined under Item 407 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended, insofar that our common stock is not presently a listed security in the United States.

EXECUTIVE OFFICERS

The following table provides the name, age, and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
Richard MacPherson	69	President and Chief Executive Officer, Secretary, Director
John Pavlish	65	Senior Vice President and Chief Technology Officer
James Trettel	56	Executive Vice President of Operations

Richard MacPherson — For biographical information about Mr. MacPherson, see “Proposal 1: Election of Directors”.

John Pavlish has been Senior Vice President and Chief Technical Officer of the Company since November 2014. Prior to joining the Company, Mr. Pavlish was a Senior Research Advisor and the Director of the Center for Air Toxic Metals at the Energy & Environmental Research Center in Grand Forks, North Dakota. He has over 25 years of mercury-related experience and is regarded as an international expert on the topic of mercury. His primary areas of interest and expertise include research, technical consultation, and development of mercury control technologies, in particular, for coal combustion and gasification systems. He is an inventor of a number of patented mercury control technologies and has years of experience in development and testing of these technologies for commercial application. Over the last 20 years, he has spent much of his time evaluating the efficacy of a number of different mercury control technologies/approaches and their cost-competitiveness in the commercial market. Mr. Pavlish also has years of power plant experience and has worked for engineering/consulting company Black & Veatch, where he served as Unit Leader/System Engineer. Mr. Pavlish is a professional engineer, a member of the American Society of Mechanical Engineers, and a member of the Air & Waste Management Association. He serves on numerous professional and technical committees and is a U.S. Representative on the Mercury Emissions from Coal International Experts Working Group on Reducing Emissions from Coal and a member of the United Nations Environment Programme Global Mercury Partnership, Reduction of Mercury Releases from Coal Combustion. Mr. Pavlish has published over 200 papers, articles, and reports on various mercury-related topics and issues.

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James Trettel has been Vice President of Operations since January 2014 and Executive Vice President of Operations since June 2024. Mr. Trettel possesses over 25 years of experience in the dry bulk material handling industry. During 2012 and 2013, he was the owner and operator of Solid Foundation Services, LLC, a firm specializing in deep foundation installations for the gas and oilfield industry, while providing technical consulting services to the Company. Prior to 2012, he provided project management and engineering duties for numerous multi-million dollar turn-key contracts while employed at Advanced Bulk and Conveying Inc. starting in 2004. Additionally, Mr. Trettel has overseen day to day operations for 14 years as the VP of J&B Industrial Sales Company Inc. of sales, systems, and engineering organization specializing in bulk material handling. Mr. Trettel has extensive field experience with systems operating in a large variety of industry sectors including coal fired utilities. Mr. Trettel graduated Cum Laude with a B.S. degree in Mechanical Engineering.

Fiona Fitzmaurice has been Chief Financial Officer since November 2023. She is a chartered accountant with over 15 years of experience in accounting and financial control for both private and publicly listed companies. She has significant experience as CFO for exploration companies and has been involved in numerous private placements, prospectus filings, flow-through financings and corporate audits. Ms. Fitzmaurice currently serves as CFO of the following companies: Metavista3D Inc. (TSXV:DDD) since November 2024; Exploits Discovery Corp. (CSE:NFLD) since December 2022; Digicann Ventures Inc. (CSE:DCNN) since October 2021; Provenance Gold Corp. (CSE:PAU) since May 2021; and MacDonald Mines Exploration Ltd. (TSXV:BMK) since December 2019. She has also served as Controller of Noront Resources Ltd. (TSXV:NOT) from May 2015 to December 2022; CFO of Honey Badger Exploration Inc. (TSXV:TUF) from December 2019 to November 2020; CFO of Pasofino Gold Limited (TSXV:VEIN) from July 2017 to March 2020; and CFO of Mojave Jane Brands (CSE:JANE) from October 2017 to July 2019. Ms. Fitzmaurice currently holds a charted certified qualification from ACCA (Association of Chartered Certified Accountants) having received her certification in Ireland in 2008. She holds a bachelor’s degree in accounting and finance from Athlone Institute of Technology, Ireland.

Election of Officers

Our executive officers are currently elected by the Board on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our named executive officers, as determined under applicable SEC rules for smaller reporting companies like us, for the years ended December 31, 2023 and 2022, consisting of Richard MacPherson, our President and Chief Executive Officer, John Pavlish, Senior Vice President, and James Trettel, Vice President of Operations.

Fiscal Year 2023 and 2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)
Richard MacPherson, President and Chief Executive Officer, Director (1)	2023 2022	495,000 411,667	- -	486,667 70,667	- -	105,314 39,361	1,086,981 521,695
John Pavlish, Senior Vice President (2)	2023 2022	415,000 330,000	- -	- -	- 69,838	38,262 19,100	453,262 418,938
James Trettel, Executive Vice President of Operations (3)	2023 2022	400,000 316,667	- -	- -	- 159,279	21,533 17,000	421,533 492,946

(1)

Mr. MacPherson was appointed President and Chief Executive Officer in March 2015.  From January 1, 2017 to October 31, 2022, Mr. MacPherson’s annual base salary was $395,000. From November 1, 2022 to December 31, 2023, Mr. MacPherson’s annual base salary was $495,000.  During 2022, Mr. MacPherson was granted a retention stock bonus award in the amount of 3,000,000 shares of common stock. Such award was granted on November 8, 2022.  So long as Mr. MacPherson remains in the continuous employ of the Company, the shares shall vest according to the following: 25.0% shall vest six months from the date of grant, and another 25.0% shall vest on each subsequent six-month anniversary of the date of grant so that the stock award is fully vested two years from the date of grant. Any unvested shares shall be forfeited immediately when Mr. MacPherson is no longer in the continuous employ of the Company, unless due to death, disability or a change in control.  See “Executive Employment Agreements” below for information on the amended and restated employment agreement entered into with Mr. MacPherson effective June 1, 2024.

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(2)

Mr. Pavlish was appointed Senior Vice President in November 2014. From January 1, 2017 to December 31, 2022, Mr. Pavlish’s annual base salary was $330,000. From January 1, 2023 to December 31, 2023, Mr. Pavlish’s annual base salary was $415,000.  During 2022, Mr. Pavlish was granted a five-year nonqualified stock option to acquire 500,000 shares of common stock exercisable at $0.21 per share.  See “Executive Employment Agreements” below for information on the amended and restated employment agreement entered into with Mr. Pavlish effective June 1, 2024.

(3)

Mr. Trettel was appointed Vice President of Operations in January 2014.  From January 1, 2017 to October 31, 2022, Mr. Trettel’s annual base salary was $300,000.  From November 1, 2022 to December 31, 2023, Mr. Trettel’s annual based salary was $400,000.  During 2022, Mr. Trettel was granted a five-year nonqualified stock option to acquire 500,000 shares of common stock exercisable at $0.21 per share.  See “Executive Employment Agreements” below for information on the employment agreement entered into with Mr. Trettel effective June 1, 2024.

(4)

Represents the dollar amount recognized for consolidated financial statement reporting purposes of restricted stock awards and stock option awards granted to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. The dollar amount shown in the “Stock Awards” column for Mr. MacPherson reflects the grant date fair values recognized in 2022 and 2023 for the retention stock award granted in November 2022 which is subject to a vesting schedule.  The full amount for the entire grant is reflected in the table below.  The dollar amounts shown in the “Option Awards” column for Mr. Pavlish and Mr. Trettel reflect the grant date fair value recognized for stock options granted in 2022 plus the compensation expense associated with the extension of the expiration dates of certain stock options which extensions were authorized in January 2022. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the restricted stock awards and stock options granted to the executive officers:

Name	Year	Stock Awards (#)	FASB ASC Topic 718 Value ($)	Stock Options (#)	FASB ASC Topic 718 Value ($)	Extension of Stock Options (#)	FASB ASC Topic 718 Value ($)
Richard MacPherson	2023	-	-	-	-	-	-
	2022	3,000,000	960,0000	-	-	-	-
John Pavlish	2023	-	-	-	-	-	-
	2022	-	-	500,000	59,900	50,000	9,938
James Trettel	2023	-	-	-	-	-	-
	2022	-	-	500,000	59,900	500,000	99,379

(5)	The amounts shown for 2023 and 2022 in the “All Other Compensation” column are comprised of the following:

Name	Year	401k Match ($)	Life Insurance Premiums ($)	Auto Allowance ($)	Perquisites and Other Benefits ($) (1)
Richard MacPherson	2023	-	56,350	28,155	20,809
	2022	-	-	25,809	13,552
John Pavlish	2023	13,047	-	-	25,215
	2022	12,200	-	-	6,900
James Trettel	2023	15,533	-	-	6,000
	2022	12,200	-	-	4,800

(1)

The amount for each of Messrs. MacPherson, Pavlish and Trettel includes $6,000 for a home office allowance in 2023 and $4,800 for a home office allowance in 2022. The amount for each of Messrs. MacPherson and Pavlish in 2023 also includes $14,809 and $5,075, respectively, for medical expense reimbursement in 2023 and $8,752 and $2,100, respectively, for medical expense reimbursement in 2022. In addition, the amount for Mr. Pavlish in 2023 includes a gross up for taxes of $14,140 in connection with the exercise of stock options.

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Executive Employment Agreements

On June 7, 2024, the Company entered into an amended and restated employment agreement with Richard MacPherson, effective as of June 1, 2024, pursuant to which Mr. MacPherson will continue to serve as President and Chief Executive Officer of the Company. The agreement has a term of three years which after such three-year term will automatically renew for successive one-year periods unless otherwise terminated by either party prior to the next applicable renewal period. Mr. MacPherson is entitled to a base salary of $1,000,000 per year, which may be increased from time to time solely at the discretion of the Board of Directors (or committee thereof). Mr. MacPherson shall be eligible to receive bonus compensation in such amounts and at such times as the Board (or committee thereof) at its sole discretion shall from time to time determine and which shall not exceed $1,000,000 annually. He is entitled to participate in benefit plans that are made available to executive employees of the Company, and is entitled to certain other benefits. He is also entitled to receive equity awards subject to the sole discretion of the Board (or committee thereof). The agreement also provides for certain severance payments in the event the agreement is terminated by the Company without cause or terminated by Mr. MacPherson for good reason (as such terms are defined in the agreement).

On June 7, 2024, the Company also entered into an amended and restated employment agreement with John Pavlish, effective as of June 1, 2024, pursuant to which Mr. Pavlish will continue to serve as Senior Vice President and Chief Technology Officer of the Company. The agreement has a term of three years which after such three-year term will automatically renew for successive one-year periods unless otherwise terminated by either party prior to the next applicable renewal period. Mr. Pavlish is entitled to a base salary of $500,000 per year, which may be increased from time to time solely at the discretion of the Board of Directors (or committee thereof). Mr. Pavlish shall be eligible to receive bonus compensation in such amounts and at such times as the Board (or committee thereof) at its sole discretion shall from time to time determine and which shall not exceed $500,000 annually. He is entitled to participate in benefit plans that are made available to executive employees of the Company, and is entitled to certain other benefits. He is also entitled to receive equity awards subject to the sole discretion of the Board (or committee thereof). The agreement also provides for certain severance payments in the event the agreement is terminated by the Company without cause or terminated by Mr. Pavlish for good reason (as such terms are defined in the agreement).

On June 7, 2024, the Company also entered into an employment agreement with James Trettel, effective as of June 1, 2024, pursuant to which Mr. Trettel will serve as Executive Vice President of Operations of the Company. The agreement has a term of three years which after such three-year term will automatically renew for successive one-year periods unless otherwise terminated by either party prior to the next applicable renewal period. Mr. Trettel is entitled to a base salary of $600,000 per year, which may be increased from time to time solely at the discretion of the Board of Directors (or committee thereof). Mr. Trettel shall be eligible to receive bonus compensation in such amounts and at such times as the Board (or committee thereof) at its sole discretion shall from time to time determine and which shall not exceed $500,000 annually. He is entitled to participate in benefit plans that are made available to executive employees of the Company, and is entitled to certain other benefits. He is also entitled to receive equity awards subject to the sole discretion of the Board (or committee thereof). The agreement also provides for certain severance payments in the event the agreement is terminated by the Company without cause or terminated by Mr. Trettel for good reason (as such terms are defined in the agreement).

Outstanding Equity Awards as of December 31, 2023

The following table sets forth certain information about the number of unexercised nonqualified stock options and unearned stock awards held as of December 31, 2023 by each executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2023 by such executives.

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Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units or stock that have not vested ($) (1)
Richard MacPherson	250,000	-	0.81	06/28/2024	1,500,000	1,380,000
	750,000	-	1.20	06/28/2024	-	-
	1,500,000	-	0.27	06/28/2024	-	-
	500,000	-	0.19	07/08/2025	-	-
	500,000	-	0.58	12/14/2025	-	-
	750,000	-	0.78	11/22/2026	-	-
John Pavlish	2,000,000	-	0.74	06/28/2024	-	-
	1,000,000	-	0.45	06/28/2024	-	-
	50,000	-	1.15	02/10/2027	-	-
	600,000	-	0.27	06/28/2024	-	-
	500,000	-	0.19	07/08/2025	-	-
	500,000	-	0.58	12/14/2025	-	-
	500,000	-	0.78	11/22/2026	-	-
	500,000	-	0.21	05/31/2027	-	-
James Trettel	250,000	-	0.42	06/28/2024	-	-
	500,000	-	1.15	02/10/2027	-	-
	1,000,000	-	0.27	06/28/2024	-	-
	500,000	-	0.19	07/08/2025	-	-
	500,000	-	0.58	12/14/2025	-	-
	500,000	-	0.78	11/22/2026	-	-
	500,000	-	0.21	05/31/2027	-	-

(1)	The market value of the stock awards that have not vested is calculated using the closing price of $0.92 of our common stock on December 29, 2023, the last trading day of 2023.

Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical and dental, our employee stock purchase plan, and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. Our 401(k) plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, we match 100% of each participant’s salary deferral, for the first 4% of their salary, with a cash contribution. For the years ended December 31, 2023 and 2022, we contributed $55,487 and $61,678, respectively, to the 401(k) plan. We also provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies.  Certain other perquisites and benefits are provided to our executive officers as reflected in the tables above.

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Policies Regarding Recovery of Awards

Our board has not adopted a policy that requires us to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. However, we may implement a clawback policy in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations that will be issued under that act.

Tax and Accounting Treatment of Compensation

                Section 162(m) of the Internal Revenue Code places a limit of $1.0 million per person on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and certain of our other executive officers. While the board of directors considers deductibility factors when making compensation decisions, the board also looks at other considerations, such as providing our executive officers with competitive and adequate incentives to remain with us and increase our business operations, financial performance, and prospects, as well as rewarding extraordinary contributions.

We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We have not tailored our executive compensation program to achieve particular accounting results.

Policies on Ownership, Insider Trading, Hedging, and 10b5-1 Plans

We do not have formal stock ownership guidelines for our employees or directors, because the board of directors is satisfied that stock and option holdings among our employees or directors, are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders. In addition, we believe that stock ownership guidelines are rare in companies at our stage, which means that ownership requirements would put us at a competitive disadvantage when recruiting and retaining high-quality executives.

We have established an insider trading policy which provides guidelines to officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling common stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade.  The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party.  Such plans provide a defense from insider trading liability.  As of December 31, 2023, no director or named executive officer had a trading plan in place.

Stockholder Advisory Vote on Executive Compensation

Our Company held an advisory vote on executive compensation in 2023 and takes such action annually. The Board intends to periodically reevaluate our executive compensation philosophy and practices in light of our performance, needs and developments, including the outcome of future non-binding advisory votes by our stockholders.

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Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation actually paid (as defined by SEC rules) to our principal executive officer (“PEO”) and our other named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (Loss) (4)
2023	$1,086,981	$1,920,981	$437,398	$437,398	$143.75	$5,904,013
2022	$521,695	$1,235,647	$455,942	$451,142	$40.63	$(1,581,476)
2021	$750,936	$750,936	$534,192	$534,192	$92.19	$(3,632,683)

(1)

Compensation for the Company’s PEO, Richard MacPherson, reflects the amounts reported in Summary Compensation Table for fiscal years 2023, 2022 and 2021. Average compensation for our NEOs is based on the compensation of John Pavlish and James Trettel reported in the Summary Compensation Table for the respective years.

(2)

SEC rules require that certain adjustments be made to the total compensation set forth in the “Summary Compensation Table” in order to determine “compensation actually paid” for purposes of this Pay Versus Performance Disclosure. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to “compensation actually paid” for purposes of the Pay Versus Performance Disclosure.

	PEO 2023	PEO 2022	PEO 2021	Non-PEO NEOs 2023	Non-PEO NEOs 2022	Non-PEO NEOs 2021

Summary Compensation Table Total	$1,086,981	$521,695	$750,936	$437,398	$455,942	$534,192
Less stock award value reported in Summary Compensation Table for the covered year	(486,667)	(70,667)	(307,050)	-	(114,559)	(204,700)
Plus the year-end fair value of outstanding unvested awards granted in covered year	-	792,300	-	-	-	-
Plus (less) change in year-end fair value of outstanding and unvested awards granted in prior years	584,700	-	-	-	-	-
Plus the fair value as of the vesting date of awards granted and vested in the covered year	-	-	307,050	-	114,559	204,700
Plus (less) change in fair value as of the vesting date of awards granted in prior years that vested in the covered year	735,000	-	-	-	-	-
Less the prior year-end fair value of awards forfeited during the covered year	-	-	-	-	-	-
Compensation Actually Paid	$1,920,014	$1,235,647	$750,936	$437,398	$451,142	$534,192

Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective fiscal year, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date. The valuation methodologies applied do not materially differ from the valuation methodologies applied at the time of grant.

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(3)

Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common stock at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the earliest applicable fiscal year (December 30, 2020) and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2023, the closing price of our common stock on December 31, 2022 was $0.26 and the closing price of our common stock on December 29, 2023 (the last trading name in 2023) was $0.92. For 2022, the closing price of our common stock on December 31, 2021 was $0.59 and the closing price of our common stock on December 30, 2022 (the last trading day in 2022) was $0.26. For 2021, the closing price of our common stock on December 31, 2020 was $0.64 and the closing price of our common stock on December 31, 2021 was $0.59.

(4)	The dollar amount reported represent the amount of net income (loss) reflected in our audited consolidated financial statements for the applicable year.

Relationship between Pay Versus Performance

Our “total shareholder return” as set forth in the above table, during the thee-year period ended December 31, 2023 increased by approximately 44% compared to an increase in “compensation actually paid” to our PEO from $750,936 in 2021 to $1,920,014 in 2023, and a decrease in average “compensation actually paid” to our Non-PEO NEOs from $534,192 in 2021 to $437,398 in 2023. In addition, during 2021, we had a net loss of $3.6 million compared to net income of $5.9 million in 2023, an improvement of 264%, compared to the aforementioned changes in “compensation actually paid” to our PEO and Non-PEO NEOs.

Director Compensation

Director Compensation Table for Year Ended December 31, 2023

The following table sets forth information regarding the compensation for 2023 of each non-executive member of the board of directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Christopher Greenberg	100,000	-	-	100,000
David M. Kaye	-	-	-	-
Troy Grant	37,500	-	30,527	68,027

(1)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the stock options granted to the Directors for 2023:

Name	Stock Options (#)		FASB ASC Topic 718 Value
Christopher Greenberg	-		-
David M. Kaye	-		-
Troy Grant	125,000	(1)	30,527

(1)

On May 26, 2023, Mr. Grant was granted a non-qualified stock option to acquire 125,000 shares of the Company’s common stock exercisable at $0.41 per share, representing the fair market value of the common stock as of the date of grant. Fifty percent of the option shall vest and become exercisable on November 26, 2023 and the remaining fifty percent shall vest and become exercisable on May 26, 2024. The option will expire five years after the date of grant.

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For 2023, Mr. Greenberg’s compensation for serving as Chairman of the Board was $100,000. As of December 31, 2023, $50,000 of Mr. Greenberg’s cash compensation remained unpaid. Mr. Kaye was not paid any cash compensation for service on the Board in 2023.  Troy Grant, who was appointed to the Board on May 26, 2023, was paid $37,500 for his service on the Board during 2023. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

Effective as of January 1, 2024, Mr. Greenberg shall be paid $150,000 per year for serving as Chairman of the Board, and each of Mr. Kaye and Mr. Grant shall be paid $75,000 annually for serving on the Board.  On September 19, 2024, Mr. Greenberg resigned as chairperson of the Audit Committee and Troy Grant was appointed chairperson in his place and will be paid $75,000 annually for serving in such position in addition to the fee paid for his serving on the Board.

EQUITY INCENTIVE PLANS

On July 3, 2023, the Board approved and adopted the Company’s Amended and Restated 2014 Equity Incentive Plan (the (the “2014 Plan”) and the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) which amended the Company’s previously adopted 2014 Equity Incentive Plan and 2017 Equity Incentive Plan.  Stockholder approval was obtained on December 5, 2023.  On October 29, 2024, the Board approved certain non-material amendments to the 2014 Plan and 2017 Plan which amendments were made in connection with the listing of the Company’s shares on the Toronto Stock Exchange (“TSX”) and graduation from the TSX Venture Exchange to the TSX.

The following is a brief description of the material features of the 2014 Plan and 2017 Plan as of the date of this Proxy Statement. The description below is qualified in its entirety by reference to the full text of the 2014 Plan and 2017 Plan.

2014 Plan

The 2014 Plan was first approved by the Board of Directors on January 10, 2014. The 2017 Plan replaced the 2014 Plan, which was terminated by the Board of Directors on April 28, 2017. As a result of such termination, no additional awards may be granted under the 2014 Plan but previously granted awards shall remain outstanding in accordance with their terms and conditions. As of December 31, 2023, 4,775,000 options (representing 5.06% of the issued and outstanding shares) and no other types of award were outstanding under the 2014 Plan.

The 2014 Plan is administered by the Board, or it may be administered by a committee of the Board comprised of no fewer than two members of the Board. Eligible participants under the 2014 Plan include officers, employees of, or consultants to, the Company or any of its subsidiaries, or any person to whom an offer of employment is extended, or any person who is a non-employee director of the Company.

Options granted under the 2014 Plan may (i) qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) not qualify as ISOs, or (iii) both. To qualify as an ISO, an Option must meet certain requirements set forth in the Code. The term of each Option is fixed by the Board and may not exceed ten years from the date the Option is granted.

The Board may determine and provide in the applicable award agreement that vesting or other terms of an award may be accelerated in the event of change of control (as defined in the 2014 Plan) of the Company, subject to stockholder approval if required by applicable stock exchange listing rules. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in the Company’s corporate structure affecting the shares, an adjustment or substitution may be made as approved by the Board.

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Awards under the 2014 Plan are non-assignable and non-transferable, except by will or by the laws of descent and distribution and pursuant to beneficiary designations for rights, payments or other benefits following a participant’s death. If a participant ceases to be employed or engaged with the Company, the participant’s awards will expire 12 months after cessation resulting from death, disability or retirement, or 90 days after cessation resulting from a termination by the Company without cause or for any other reason. If a participant’s employment with the Company is terminated for cause, all rights to any further payments, vesting or exercisability with respect to any award terminate immediately.

The Board may amend or modify the 2014 Plan and any award under the 2014 Plan, provided that amendments will be subject to stockholder approval where required by applicable stock exchange listing rules or if the Board otherwise deems necessary or advisable. Any amendment or modification that adversely affects any award requires the consent of the participant.

2017 Plan

The 2017 Plan was adopted by the Board on February 9, 2017. The 2017 Plan will terminate on the tenth anniversary of the date of its initial adoption by the Board, unless earlier terminated by the Board. As amended by the Board on July 3, 2023, the maximum number of shares of common stock that may be issued under the 2017 Plan after July 3, 2023 is 14,078,459, and to the extent any award (or portion thereof) outstanding under the 2014 Plan expires, terminates or is cancelled, surrendered or forfeited for any reason on or after July 3, 2023, the shares of common stock subject to such award (or portion thereof) shall be added to and increase the foregoing limit, to a maximum of 4,775,000 additional shares of common stock. Since July 3, 2023, the foregoing limit increased to a total of zero shares of common stock at December 31, 2023 as a result of the expiration or forfeiture of awards under the 2014 Plan subsequent to July 3, 2023.  As at December 31, 2023, there were 12,262,500 options outstanding under the 2017 Plan (representing 13.00% of the issued and outstanding shares, and 1,635,587 shares of common stock (representing 1.73% of the issued and outstanding shares) available for future grant under the 2017 Plan.

Administration.  The 2017 Plan is administered by the Board (the “Administrator”). Subject to the policies of the TSX, the Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. Awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2017 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2017 Plan are conclusive and bind all parties.

Eligibility.  Eligible recipients under the 2017 Plan include the Company’s officers, directors, employees, and consultants of the Company or one of its subsidiaries. Investor relations service providers may not receive any awards other than options.

Stock Options.  Stock options granted under the 2017 Plan may be ISOs within the meaning of Section 422 of Code, or nonqualified stock options (“NSOs”) which are not intended to qualify as incentive stock options. The award agreement for a stock option will indicate if the stock option is intended as an ISO; otherwise it will be deemed to be an NSO. To qualify as an ISO, a stock option must meet certain requirements set forth in the Code. The per share exercise price of a stock option granted under the 2017 Plan shall not be less than the greater of (a) 100% of the Fair Market Value (as defined in the 2017 Plan) of a share of common stock on the date the stock option is granted and (b) the minimum price permitted by the rules and policies of any stock exchange on which the shares of common stock are then listed, except that with respect to an incentive stock option granted to a person who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the Fair Market Value of the Company’s common stock on the date of grant.

Stock Appreciation Rights.  The Administrator may grant Stock Appreciation Rights, or SARs, under the 2017 Plan. A SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Restricted Shares Units.  A restricted share unit, or “RSU”, represents the right to receive on the respective scheduled vesting or payment date for such RSU, one share of common stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of the 2017 Plan. Subject to the restrictions imposed under the terms and conditions of the 2017 Plan and the applicable award agreement, each recipient of a RSU shall have no rights as a stockholder with respect to such RSU until such time as shares of common stock are issued to the recipient.

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Performance Awards.  The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator.

General Provisions Applicable to All Awards.  Unless otherwise expressly provided in (or pursuant to) the 2017 Plan and permitted by applicable law and the rules and policies of any stock exchange on which the shares of common stock are then listed (including the TSX), no awards may be assigned or transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2017 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Subject to the terms of the 2017 Plan and the rules and policies of any stock exchange (including the TSX) on which the shares of common stock are then listed, awards may be exercised by a reduction in the number of shares otherwise deliverable pursuant to the award (a “net exercise”) or pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards. Any award granted or issued to a participant who is a director, officer, employee, consultant or management company employee must expire no later than twelve (12) months following the date the participant ceases to be an eligible participant under the 2017 Plan.

Limitations on Awards.  Except where permitted by the policies of the TSX (including, without limitation, upon obtaining any disinterested stockholder approval required therefor) and so long as the shares of common stock are listed on the TSX, the aggregate number of shares of common stock:

(a)

Issuable to any one participant (and any companies wholly owned by such participant), pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed five percent (5%) of the number of issued and outstanding shares of common stock at the date the award is granted;

(b)

Issuable to any one consultant, pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding shares of common stock at the time the award is granted to the said consultant under the 2017 Plan;

(c)

Issuable to all investor relations service providers, pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed two percent (2%) of the number of issued and outstanding shares of common stock at the time of any grant of an award under the 2017 Plan to an investor relations service provider;

(d)

Issuable to insiders of the Company (as a group), pursuant to awards granted or issued under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding shares of common stock at any time; and

(e)

Issued to all insiders of the Company (as a group), pursuant to awards granted or issued in any twelve (12) month period under the 2017 Plan and all of the Company’s other security-based compensation arrangements, shall not exceed ten percent (10%) of the number of issued and outstanding shares of common stock at the time of any grant of an award under the 2017 Plan to an insider.

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Furthermore, no award granted under the 2017 Plan, other than options, may vest before the date that is one year following the date of grant or issue.  In accordance with TSX policies, and subject to TSX approval to the contrary, and provided that the shares of common stock are then listed on the TSX, options granted to investor relations service providers must vest (and not otherwise be exercisable) in stages over a minimum of twelve (12) months as provided in the 2017 Plan.

Change in Control.   In the event of a Change in Control (as defined in the 2017 Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2017 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange, or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

Amendment.  Subject to obtaining the necessary regulatory approvals or stockholder approval (including, where applicable, disinterested stockholder approval) as required pursuant to the rules and policies of the TSX, as in effect from time to time, so long as the shares of common stock are listed on the TSX, the Board may at any time terminate or, from time to time, amend, modify, or suspend the 2017 Plan, in whole or in part, and the Administrator may amend any outstanding award for any purpose which may at the time be permitted by law. The Administrator may not, however, alter the terms of an award so as to affect adversely the recipient’s rights under the award without the recipient’s consent, unless the Administrator expressly reserved the right to do so at the time of the award. Disinterested stockholder approval must be obtained for any reduction in the exercise price of a stock option, or the extension of the term of a stock option, if the participant is an insider of the Company at the time of the proposed amendment.

Termination of Awards.  For stock options or SARs, unless the award agreement provides otherwise, the exercise period will expire: (i) three (3) months after the last day that the participant is employed by or provides services to the Company; (ii) where termination is due to death or disability, twelve (12) months after the last day that the participant is employed by or provides services to the Company; or (iii) immediately upon a participant’s termination for cause. Unless the award agreement provides otherwise, RSUs that are subject to restrictions at the time that a participant’s employment or service is terminated shall be forfeited to the Company. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment.

Annual Burn Rate

The following table sets forth the annual burn rate of awards granted under the 2017 Plan for the last three fiscal years. The annual burn rate is the number of securities granted under the 2017 Plan during the applicable year divided by the weighted average number of shares of common stock outstanding for the applicable fiscal year.

	2021	2022	2023
Weighted Average Number of Shares Outstanding	84,666,319	90,025,209	97,452,397
Options Granted under the 2017 Plan	2,350,000	1,200,000	500,000
Annual Burn Rate – 2017 Plan	2.78%	1.33%	0.51%

AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023included in the Annual Report on Form 10-K for the year then ended.

The audit committee also discussed with Rosenberg Rich Baker Berman, P.A. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”).  The audit committee received the written disclosures and the letter from Rosenberg Rich Baker Berman, P.A. required by applicable requirements of the PCAOB regarding Rosenberg Rich Baker Berman, P.A.’s communication with the audit committee concerning independence, and has discussed with Rosenberg Rich Baker Berman, P.A. their independence.

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Based upon the review and discussions described above, the audit committee recommended that the audited consolidated financial statements referred to above be included in the Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

The material in this report shall not be deemed to be “soliciting material” or “filed” with the SEC. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

Submitted by the Audit Committee:

Christopher Greenberg, Chairperson
David M. Kaye
Troy Grant

PROPOSAL 2: RATIFICATION OF SELECTION

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2 seeks an indication from stockholders of their approval or disapproval of the engagement of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm as of and for the year ended December 31, 2024.  The submission of this matter for approval by stockholders is not legally required, however, the Board believes that the submission is an opportunity for the stockholders to provide feedback to the Board on an important issue of corporate governance.  If the stockholders do not approve the appointment of Rosenberg Rich Baker Berman, P.A., the appointment of the Company’s independent registered public accounting firm will be re-evaluated by the Board and the Audit Committee but will not require the Board or Audit Committee to appoint a different accounting firm.  If the stockholders approve the appointment of Rosenberg Rich Baker Berman, P.A., the Audit Committee in its discretion may select a different independent registered public accounting firm at any subsequent time if it determines that such a change would be in the best interest of the Company and its stockholders.

Approval of the proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to be voted on the proposal at the Annual Meeting.  Abstentions will have the same effect as votes against the proposal.  Broker non-votes will not be considered shares of common stock present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal, however, there should be no broker non-votes on this proposal because brokers have the discretion to vote uninstructed shares on this proposal.

The Board unanimously recommends that you vote FOR Proposal 2.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed or billable by Rosenberg Rich Baker Berman, P.A., our principal accountants effective as of September 11, 2023, and Marcum LLP, our former principal accountants, for audit and non-audit services rendered to us relating to 2023 and 2022. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	Year Ended December 31,
	2023	2022
Principal Accounting Fees
Audit fees (1)	$233,151	$178,870
Audit-related fees (2)	$12,875	$0
Tax fees	$0	$0
All other fees	$0	$0
Total aggregate fees	$246,026	$178,870

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_______________________

(1)

The aggregate audit fees billed or expected to be billed for professional services rendered by Rosenberg Rich Baker Berman, P.A., our principal accountants effective as of September 11, 2023, for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory and regulatory filings was $131,000 for the year ended December 31, 2023.  The aggregate audit fees billed for professional services rendered by Marcum LLP, our former principal accountants, for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory and regulatory filings was $102,151 and $178,870 for the years ended December 31, 2023 and 2022, respectively.

(2)

The aggregate fees billed for audit-related professional services rendered by Marcum LLP consisting of work performed in connection with transitioning of auditors and review of workpapers was $12,875 for the year ended December 31, 2023.

All fees described above were pre-approved by the Board.

Pre-Approval Policies and Procedures of the Audit Committee

The audit committee has not set any pre-approval policies and procedures as of December 31, 2023.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board understands the interests our investors have in the compensation of our executives. In recognition of that interest and as required by Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s goal for its executive compensation program is to attract, motivate, and retain our named executive officers who are critical to our success and will drive the creation of stockholder value.  The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.

The Board recommends that stockholders vote for the following resolution:

“RESOLVED that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K compensation tables and narrative discussion, is hereby APPROVED.”

The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the annual meeting will constitute approval of this non-binding resolution.  Abstentions will have the same effect as votes against the proposal.  Broker non-votes will not be considered shares of common stock present and entitled to vote on this proposal and will not have a positive or negative effect on the outcome of the proposal.

Because the vote on Proposal 3 is an advisory vote, the result will not be binding on the Board. The Board values the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

The Board unanimously recommends that you vote FOR Proposal 3.

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PROPOSAL 4: APPROVAL OF REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

The Board has unanimously adopted a resolution approving, declaring advisable, and recommending to the stockholders for their approval, a proposal to amend the Certificate of Incorporation to effect the Reverse Split of our common stock at any whole number ratio between, and inclusive of, one-for-two to one-for-five. Approval of this Proposal 4 will grant the Board the authority, without further action by the stockholders, to implement an amendment to the Certificate of Incorporation to effect the Reverse Split (the “Amendment”) no later than December 31, 2025, with the exact exchange ratio and timing of the Reverse Split (if at all) to be determined at the discretion of the Board. The Board’s decision whether or not (and when) to effect the Reverse Split, and at what whole number ratio to effect the Reverse Split, will be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock, and the listing requirements of major U.S. stock exchange. The implementation of the Reverse Split by the Board will also be subject to prior consent of the TSX. If the Board does not implement the Reverse Split before December 31, 2025, the authority granted in this proposal to implement the Reverse Split would terminate. Further, if the stockholders do not approve this Proposal 4, the Board will not be authorized to effect the Reverse Split.

At the 2021 Annual Meeting of Stockholders and the 2022 Special Meeting of Stockholders, the Company’s stockholders approved proposals which authorized the Board to effect a reverse stock split at a ratio to be determined by the Board ranging from one-for-two to one-for-seven, to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Due to various factors, including but not limited to market conditions and the trading prices which existed for our common stock at the time, the Board determined not to complete such reverse stock split as authorized by our stockholders.  The authority granted to the Board in 2021 expired December 31, 2021 and the authority granted to the Board in 2022 to implement the reverse stock split expired December 31, 2023.

A sample form of the certificate of amendment relating to this Proposal 4, which we would file with the Secretary of State of the State of Delaware to implement the Reverse Split, is attached to this Proxy Statement as Appendix A.

Rationale for a Reverse Split

The primary purpose for effecting the Reverse Split is to increase the per-share trading price of our common stock, particularly in light of our intended application to list our common stock on a major U.S. stock exchange such as NYSE and Nasdaq, so we can:

•	meet the price criteria for listing on a major U.S. stock exchange;

•

broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices; and

•	make our common stock a more attractive investment to institutional investors.

In evaluating the Reverse Split, the Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants, including their awareness that the trading prices of the common stock of some companies that have effected reverse stock splits have subsequently declined to pre-reverse stock split levels. In recommending the Reverse Split, the Board determined that it believes the potential benefits of the Reverse Split significantly outweighed these potential negative factors.

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Potential Advantages of a Reverse Split

The Board is seeking authority to effect the Reverse Split with the primary intent of increasing the price of our common stock to meet the price criteria for listing on a major U.S. stock exchange and making our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in our and our stockholders’ best interests.

The Reverse Split could effectively increase the per-share trading price of our common stock to enable us to meet the price criteria for listing on a major U.S. stock exchange. By listing our common stock on a major U.S. stock exchange, we would have greater flexibility to consider and possibly pursue a wide range of future financing options. We believe being listed on a national securities exchange like NYSE or Nasdaq is valued highly by many investors, particularly institutional investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

In addition, the Board believes that an expected increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. The Board believes that the higher share price that may result from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Potential Risks from a Reverse Split

We cannot assure that the total market capitalization of our common stock after the implementation of the Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split or that the per-share market price of our common stock following the Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Split. Also, we cannot assure you that the Reverse Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. You should also keep in mind that the implementation of the Reverse Split does not affect the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). If the overall value of our common stock declines after the proposed Reverse Split, however, then the actual or intrinsic value of the shares of our common stock will also proportionately decrease as a result of the overall decline in value.

Further, the Reverse Split may reduce the liquidity of our common stock, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the expected increase in stock price as a result of the Reverse Split is not sustained. For instance, the proposed Reverse Split may increase the number of stockholders who own odd lots (fewer than 100 shares) of our common stock, creating the potential for those stockholders to experience an increase in the cost of selling their shares and greater difficulty in selling those shares. If we effect the Reverse Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

Although we expect the Reverse Split to result in an increase in the market price of our common stock, the Reverse Split may not result in a permanent increase in the market price of our common stock, which would depend on many factors, including general economic, market and industry conditions, and other factors described from time to time in the reports we file with the SEC.

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Effect of the Reverse Split

If our stockholders approve the Reverse Split and the Board elects to effect the Reverse Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by the Board (subject to the treatment of fractional shares), while the number of authorized shares of common stock will remain at 150,000,000. As of the effective time of the Reverse Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any. In addition, as of the effective time of the Reverse Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

The Reverse Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We would not issue fractional shares in connection with the Reverse Split. Instead, any stockholders who own a number of shares not evenly divisible by the Reverse Split ratio would be entitled to the rounding up of their fractional share to the nearest whole share. The Reverse Split would not change the terms of our common stock. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After the effective time of the Reverse Split, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and investors holding stock certificates with the older CUSIP number will need to exchange them for stock certificates with the new CUSIP number by following the procedures described below.

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Split will not affect the registration of our common stock under the Exchange Act, and following the Reverse Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act. Our common stock would continue to be listed for trading on the TSX and quoted on the OTCQB under the symbol “BCHT” immediately following the Reverse Split. The implementation of the Reverse Split by the Board would be subject to prior consent of the TSX.

Assuming Reverse Split ratios of 1-for-two, 1-for-three, 1-for-four and 1-for-five, the following table sets forth (a) the number of shares of our common stock that would be issued and outstanding, and (b) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options, warrants, and restricted stock units (without giving effect to the treatment of fractional shares).

	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2 (1)	Reverse Stock Split Ratio of 1-for-3 (1)	Reverse Stock Split Ratio of 1-for-4 (1)	Reverse Stock Split Ratio of 1-for-5 (1)
Number of Shares of Common Stock Issued and Outstanding	96,178,153	48,089,077	32,059,385	24,044,539	19,235,631
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options, Warrants, and Restricted Stock Units	9,350,000	4,675,000	3,116,667	2,337,500	1,870,000

(1)	The actual number of shares of common stock outstanding after the Reverse Stock Split may be higher depending on the number of fractional shares that are rounded up.

If the Board does not implement the Reverse Split before December 31, 2025, the authority granted in this proposal to implement the Reverse Split would terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our common stock and securities convertible into or exercisable for our common stock.

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Effect on Options, Warrants, Preferred Stock, and Other Securities

All outstanding options, warrants and other securities, if any, entitling their holders to purchase shares of our common stock, if any, would be adjusted as a result of the Reverse Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Split. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any.

Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 152,000,000 shares of capital stock, comprised of 150,000,000 shares of common stock and 2,000,000 shares of preferred stock. A total of 96,178,153 shares of common stock are outstanding. While the Reverse Split would decrease the number of outstanding shares of our common stock, it would not change the number of authorized shares under our Certificate of Incorporation. Consequently, the practical effect of the Reverse Split would be to substantially increase the number of shares of common stock available for issuance under our Certificate of Incorporation. The Board believes that such an increase is in our and our stockholders’ best interests because it would give us greater flexibility to issue shares of common stock in connection with possible future financings, joint ventures, and acquisitions as well as under our equity incentive plans and for other general corporate purposes. Although we do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of common stock that would become available for issuance if the Reverse Split is effected, we believe it would be advantageous in the future to have the shares available for the purposes described above in the future.

By increasing the number of authorized but unissued shares of common stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of our Company or our stockholders. The Reverse Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of our Company and did not authorize the Reverse Split with the intention of using it as a type of anti-takeover device.

Procedure for Effecting the Reverse Split

If our stockholders approve the Reverse Split and if the Board concludes that the Reverse Split is in the best interests of our Company and our stockholders on a date no later than December 31, 2025, the Board would cause the Reverse Split to be implemented at a whole number ratio between one-for-two to one-for-five, as selected by the Board in its sole discretion. We would file the Certificate of Amendment with the Secretary of State of Delaware so that it becomes effective at the time the Board determines to be appropriate. The Board may delay effecting the Amendment without resoliciting stockholder approval to any time before December 31, 2025 (if at all). The Amendment would become effective on the date the Certificate of Amendment is filed with the Secretary of State of Delaware or at such later effective date and time as specified in the Certificate of Amendment.

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Record and Beneficial Stockholders

If the Reverse Split is implemented, each certificate representing pre-Reverse Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares of common stock at the effective time of such Reverse Split. As soon as practicable after the effective time of the Reverse Split, stockholders holding certificated shares will be requested to exchange their certificates representing pre-Reverse Split shares for shares held electronically in “book entry” form or a new certificate or certificates representing post-Reverse Split shares of common stock.  No certificate(s) or book entry statement representing post-Reverse Split shares will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Split shares, together with a properly completed and executed letter of transmittal, to our transfer agent.

Stockholders who hold uncertificated shares of common stock in book entry form will have their holdings electronically adjusted by our transfer agent to give effect to the Reverse Split.  No action needs to be taken because the exchange will be automatic.  If any certificate(s) or book entry statement(s) representing pre-Reverse Split shares of common stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book entry statement(s) representing post-Reverse Split shares of common stock will contain the same restrictive legend or notation.

Non-registered stockholders holding common stock through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the Reverse Split than those that we would put in place for registered stockholders. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Fractional Shares

No fractional shares would be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares would be entitled to rounding up of their fractional share to the nearest whole share.

Accounting Matters

The Reverse Split would not affect the par value of our common stock per share, which would continue to be $0.001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Split ratio. As a result, as of the effective time of the Reverse Split, the stated capital attributable to common stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Split, reported per share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts in our future financial statements.

Discretionary Authority of the Board to Abandon Reverse Split

The Board reserves the right to abandon the Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of the Certificate of Amendment, even if our stockholders have authorized the Reverse Split at the Special Meeting. By voting in favor of the Reverse Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Split, if the Board should so decide.

No Appraisal or Dissenters’ Rights

Neither Delaware law, the Certificate of Incorporation, nor our amended and restated by-laws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Certain U.S. Federal Income Tax Consequences of a Reverse Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

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All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of a reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-reverse stock split shares of common stock are, and the post-reverse stock split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock who or that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the United States;
•	a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split shares of common stock for post-reverse stock split shares of common stock. The aggregate tax basis of the post-reverse stock split shares of common stock should be the same as the aggregate tax basis of the pre-reverse stock split shares of common stock exchanged in a reverse stock split. A stockholder’s holding period in the post-reverse stock split shares of common stock should include the period during which the stockholder held the pre-reverse stock split shares of common stock exchanged in a reverse stock split.

As noted above, we will not issue fractional shares of common stock in connection with the implementation of the Reverse Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Split ratio chosen by the Board will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-Reverse Split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of a Reverse Split.

Vote Required

The approval of Proposal 4 requires that the votes cast for the proposal exceed the votes cast against the proposal. An abstention will have no effect on this Proposal. We believe a vote on Proposal 4 will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

The Board unanimously recommends that you vote FOR the approval of the Reverse Stock Split.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as November 13, 2024 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;

•	each of our named executive officers;

•	each of our directors and nominees; and

•	all of our executive officers and directors as a group.

The column entitled “Percentage of Shares Beneficially Owned” is calculated based on 96,178,153 shares of common stock outstanding as of November 13, 2024.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of November 13, 2024 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Except as otherwise noted below, the address for persons listed in the table is c/o the Company at 1810 Jester Drive, Corsicana, Texas 75109.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned (9)

Richard MacPherson	14,754,403	(1)	15.02%
Christopher Greenberg	6,230,533	(2)	6.42%
John Pavlish	3,920,110	(3)	3.99%
James Trettel	3,036,935	(4)	3.07%
David M. Kaye	750,356	(5)	*
Troy Grant	275,000	(6)	*
Mitzi H. Coogler	10,000	(7)	*
Alterna Core Capital Assets Fund II, L.P., et al	9,300,000	(8)	9.67%
All current directors and executive officers as a group (7 persons)	28,992,337		27.74%

*	Less than one percent of the outstanding shares of common stock of the Company.

(1)	Includes 12,704,403 shares owned by Mr. MacPherson and 2,050,000 shares which Mr. MacPherson has the right to acquire upon exercise of options.

(2)

Includes 5,422,533 shares owned by Mr. Greenberg, 5,000 shares owned by Mr. Greenberg with his wife, 3,000 shares owned by Mr. Greenberg’s wife, and 800,000 shares which Mr. Greenberg has the right to acquire upon exercise of options.

(3)	Includes 1,770,110 shares owned by Mr. Pavlish and 2,150,000 shares which Mr. Pavlish has the right to acquire upon exercise of options.

(4)	Includes 136,935 shares owned by Mr. Trettel, 200,000 owned by Mr. Trettel’s wife, and 2,700,000 shares which Mr. Trettel has the right to acquire upon exercise of options.

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(5)	Includes 275,356 shares owned by Mr. Kaye and 475,000 shares which Mr. Kaye has the right to acquire upon exercise of options.

(6)

Includes 150,000 shares owned by Mr. Grant and 125,000 shares which Mr. Grant has the right to acquire upon exercise of options.  Does not include 50,000 shares underlying 50,000 restricted stock units (“RSUs”) which will vest one year from the date of grant on January 15, 2025.

(7)	Represents 10,000 shares owned by Ms. Coogler with her husband, as joint tenants.

(8)

Represents 9,300,000 shares owned and based solely upon and according to information reported in filings made to the SEC, jointly filed by and on behalf of certain reporting persons identified below (the “Reporting Persons”). The Reporting Persons are Alterna Core Capital Assets Fund II, L.P., Alterna Capital Partners LLC, Alterna General Partner II LLC, AC Midwest Energy LLC, Eric M. Press, Roger P. Miller, and Earle Goldin. The address for the Reporting Persons is 10 Corporate Drive, Suite 2204, Bedford, NH 03110.

(9)

Applicable percentage ownership for each stockholder is based on 96,178,153 shares of common stock outstanding as of November 13, 2024 plus any securities that stockholder has the right to acquire within 60 days of November 13, 2024 pursuant to options, warrants, conversion privileges, or other rights. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants, or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of November 13, 2024 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Other than the compensation agreements and other arrangements described in this Proxy Statement under “Executive Compensation” and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which any director, executive officer, holder of five percent or more of any class of our capital stock, or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

On February 27, 2024, we entered into an Unsecured Debt Restructuring Agreement (the “Debt Restructuring Agreement”) with AC Midwest Energy LLC (“AC Midwest”) which replaced and superseded the Unsecured Note Financing Agreement and Reaffirmation of Guaranty entered into with AC Midwest on February 25, 2019, as amended on October 28, 2022 (the “Unsecured Note Financing Agreement”).

Pursuant to the Unsecured Note Financing Agreement, prior to February 27, 2024, AC Midwest was the holder of an unsecured note with a principal amount outstanding of $13,154,930.61 which was issued on February 25, 2019 (the “Unsecured Note”).  The Unsecured Note was scheduled to mature on August 25, 2025 and bears a zero cash interest rate.  Pursuant to the Unsecured Note Financing Agreement, AC Midwest was also entitled to a “non-recourse” profit participation preference equal to $17,654,930.60 (the “Profit Share”). Prior to maturity, the outstanding principal, as well as the Profit Share, were to be paid from Net Litigation Proceeds from claims relating to the Company’s intellectual property, Net Revenue Share, Adjusted Free Cash Flow and Equity Offering Net Proceeds (as such terms are defined in the Unsecured Note Financing Agreement).  Any remaining principal balance due on the Unsecured Note would be due and payable in full on the maturity date.  The Profit Share, however, if not paid in full on or before the maturity date would remain subject to the Unsecured Note Financing Agreement until full and final payment.

Prior to February 27, 2024, there also remained outstanding to AC Midwest a principal balance of $271,686.10 due under a secured noted of the Company issued on November 29, 2016 in the original principal amount of $9,646,686, which had a maturity date of August 25, 2025 (the “Secured Note”).  The Secured Note had been issued pursuant to an Amended and Restated Financing Agreement and Reaffirmation of Guaranty, dated as of November 1, 2016, as amended on June 14, 2018, September 12, 2019, February 25, 2019 and October 28, 2022 (the “Restated Financing Agreement”).

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Pursuant to the Debt Restructuring Agreement, on February 27, 2024, we (i) paid AC Midwest $9,040,000 as a reduction in the outstanding principal balance of the Unsecured Note, (ii) issued to AC Midwest a new unsecured replacement note representing the remaining outstanding principal balance of the Unsecured Note in the principal amount of $4,114,930.60 (the “New Note”), and (iii) paid AC Midwest $275,625.55 representing the remaining principal balance under the Secured Note of $271,686.10 plus interest of $3,939.45.  In addition, within 30 days, we would either facilitate the private sale to third parties of certain shares of common stock of the Company held by AC Midwest for a purchase price of no less than $960,000, which amount shall be applied as a credit against the principal balance due on the New Note dollar for dollar, or pay AC Midwest $960,000 toward the principal balance due on the New Note.  The private sale of shares for the purchase price of $960,000 was completed on March 11, 2024.  Any remaining principal balance on the New Note shall be due August 27, 2024 (the “Maturity Date”), which is six months from February 27, 2024.  Until repaid in full, the New Note shall accrue interest at a rate equal to SOFR plus 2.0% per annum.  The New Note completely replaced and superseded the Unsecured Note, which shall be of no further force and effect.  On August 26 and 27, 2024, the Company repaid AC Midwest the remaining principal of $3,154,931 on the New Note together with accrued interest of $119,164. As a result, the only remaining debt obligation under the Debt Restructuring Agreement is the profit participation as described below.

In addition, pursuant to the Debt Restructuring Agreement, AC Midwest shall be entitled to a profit participation preference equal to $7,900,000 (the “Restructured Profit Share”). The Restructured Profit Share is “non-recourse” and shall only be paid from Net Litigation Proceeds (as defined in the Debt Restructuring Agreement) from claims relating to our intellectual property.  Following the receipt of any Net Litigation Proceeds, we shall prepay any remaining principal balance of the New Note and pay the Restructured Profit Share in an amount equal to 75.0% of such Net Litigation Proceeds until the New Note and Restructured Profit Share have been paid in full.  The Restructured Profit Share completely replaces and supersedes the terms and conditions of the Profit Share in the amount of $17,654,930.60 provided for in the Unsecured Note Financing Agreement, which shall be of no further force and effect.  The Restructured Profit Share, if not paid in full on or before the Maturity Date, shall remain subject to the terms of the Debt Restructuring Agreement.

In addition to facilitating the private sale to third parties as described above, AC Midwest has granted the Company the exclusive right until December 31, 2024 to facilitate the sale of all or a portion of the remaining balance of the shares of common stock of the Company held by AC Midwest, which proceeds above a certain amount will be applied as a credit against the Restructured Profit Share dollar for dollar.

As a result of the repayment of the remaining principal balance under the Secured Debt, we and AC Midwest executed a Satisfaction and Discharge of Secured Debt confirming the cancellation of the Secured Note and that all of the obligations under the Restated Financing Agreement have been fully satisfied and discharged.

AC Midwest beneficially owns, or controls or directs, directly or indirectly, 9.67% of the outstanding shares of our common stock.

Kaye Cooper Kay & Rosenberg, LLP provides certain legal services to the Company and the Company and was paid $318,944 for the nine months ended September 30, 2024 and $393,111 for the year ended December 31, 2023 for legal services rendered and disbursement incurred. David M. Kaye, a Director of the Company, is a partner of the law firm.

On May 28, 2024, the Company entered into an Administrative Services Agreement with Greenberg Enterprises, LLC (“Greenberg Enterprises”), pursuant to which Greenberg Enterprises will be paid for certain administrative support provided to the Company since January 1, 2024 and administrative support to be provided in the future to the Company including but not limited to general office and technical support, project management and support, and vendor relations support.  During the nine months ended September 30, 2024, Greenberg Enterprises provided $204,420 for administrative services and $322,100 for expense reimbursement. Greenberg Enterprises is a company owned and controlled by Christopher Greenberg, Chairman of the Board of the Company.

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                On January 31, 2023, we entered into a License and Supply Agreement with Dakin Holdings Ltd., a company incorporated in Barbados (“Dakin”), effective as of January 1, 2023 (the “Dakin Agreement”), pursuant to which Dakin has granted to the Company (i) a limited license to manufacture and produce for Dakin products (the “Dakin Products”) comprising certain intellectual property owned by Dakin as described below (the “Dakin IP”), and (ii) an exclusive license to commercialize the Dakin IP in the United States.  Dakin is a company owned and controlled by Richard MacPherson, the Company’s Chief Executive Officer and President.  The Dakin Agreement is for a term of ten years unless terminated earlier under certain circumstances as set forth therein.  Under the Dakin Agreement, Dakin shall purchase from the Company 100% of Dakin’s requirements for the Dakin Products containing the Dakin IP for all sales of the Dakin Products outside of the United States, subject to the availability of the products from the Company, at a pricing formula set forth in the Dakin Agreement.  The Company shall pay Dakin a license fee of $12,500 per month for a three-year period commencing as of the effective date, and pay Dakin a royalty on all sales of the Dakin Products made by the Company in the United States.  The Company has also agreed to provide Dakin with technical support as requested by Dakin at such technical support rates set forth in the Dakin Agreement subject to adjustment. The Dakin IP consists of a proprietary compound of materials engineered to treat a boiler to improve the combustion process and thereby reduce overall emissions, while improving boiler efficiency during the combustion of all types of fuels at power plants.  For the nine months ended September 30, 2024, Dakin incurred license fees of $112,500, and for the year ended December 31, 2023, incurred license fees of $150,000. At September 30, 2024 and December 31, 2023, $37,500 and $25,000, respectively, was owed to Dakin for license fees.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders may submit proper proposals for inclusion in our proxy statement and for consideration at our 2025 annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. To be considered for inclusion in our proxy materials for the 2025 annual meeting of stockholders, stockholder proposals must: (i) be received by the Secretary of the Company no later than the close of business on July 30, 2025 (which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for this Annual Meeting); and (ii) otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act and our bylaws.  If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2025 annual meeting of stockholders.

Stockholders who wish to (a) nominate persons for election to the Board at the 2025 annual meeting of stockholders or (b) present a proposal at the 2025 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to Birchtech Corp., 1810 Jester Drive, Corsicana, Texas 75109, Attention: Secretary, no earlier than July 30, 2025 and no later than October 13, 2025.  However, if the 2025 annual meeting of stockholders is advanced by more than 30 days or delayed (other than as a result of an adjournment) by more than 30 days from the anniversary of this year’s Annual Meeting, nominations and proposals must be received no later than the close of business on the later of (a) the 60th day prior to the 2025 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2025 annual meeting.  The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in the bylaws.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than ten percent of the Company’s Common Shares (“10% stockholders”), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

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STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with Board members by addressing a letter to the Secretary of the Company at Birchtech Corp., 1810 Jester Drive, Corsicana, Texas 75109.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at Birchtech Corp., 1810 Jester Drive, Corsicana, Texas 75109, Tel: 614-505-6115.  If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address or telephone number.

OTHER MATTERS

This Proxy Statement and the Annual Report are available at our corporate website at birchtech.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing.  In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Annual Meeting.

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than that shown in this document.  Should any other matters be properly presented for action at the Annual Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS CHRISTOPHER GREENBERG Chairman of the Board
Corsicana, Texas November 27, 2024

34

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BIRCHTECH CORP.

Birchtech Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

First: The name of the Corporation is Birchtech Corp.

Second: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 30, 2006, under the name of Digicorp, Inc.

Third: That Article Fourth of the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), is hereby amended to read in its entirety as follows:

“FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001 per share. The second class of stock shall be Preferred Stock, par value $0.001 per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	150,000,000
Preferred	$0.001	2,000,000
Total		152,000,000

Upon the effectiveness of this Certificate of Amendment of the Certificate of Incorporation whereby  this Article FOURTH is amended to read as set forth herein (the “Effective Time”), each [                            (   )] shares of Common Stock, with a par value of $0.001 per share, of the Corporation issued and outstanding immediately prior to the Effective Time shall thereby and thereupon be changed and reclassified and represent one (1) validly issued, fully paid and nonassessable share of Common Stock, with a par value of $0.001 per share, of the Corporation (the “Reverse Split”). No fractional shares will be issued by reason of the Reverse Split.  Fractional share interests created as a result of the Reverse Split shall be rounded up to the next whole number of shares by the Corporation.  Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been changed and reclassified, but giving effect to the rounding of fractional shares as provided in the immediately preceding sentence.”

Fourth: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

Fifth: That this Certificate of Amendment to the Certificate of Incorporation shall be effective om the ___ day of __________________, 202_.

A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its President and Chief Executive Officer this ____ day of ______________, 202_.

BIRCHTECH CORP.

By:
Name:	Richard MacPherson
Title:	President and Chief Executive Officer

A-2

Transfer Online, Inc.
512 SE Salmon St.
Portland, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/29/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/29/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Richard MacPherson 02 Christopher Greenberg 03 David M. Kaye 04 Troy Grant 05 Mitzi H. Coogler

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Ratification of Rosenberg Rich Baker Berman, P.A.	☐	☐	☐
3	Approval of advisory vote on executive compensation.	☐	☐	☐
4	Approval of an amendment to the certificate of incorporation to effect, at the discretion of the board of directors, a reverse stock split of common stock.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000653601_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report is/are available at www.proxyvote.com

BIRCHTECH CORP.

Annual Meeting of Stockholders

December 30, 2024 10:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Richard MacPherson and Christopher Greenberg, or any of them, as attorneys and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BIRCHTECH CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, Eastern Time on December 30, 2024, exclusively online via the internet, at www.virtualshareholdermeeting.com/BCHT2024 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side